UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-2957

Keyco Fund, Inc.

(Exact name of registrant as specified in charter)

27777 Franklin Road, Suite 1575
Southfield, Michigan	48034
(Address of principal executive offices)	(Zip code)

Joel D. Tauber, President

Keyco Fund, Inc.

27777 Franklin Road, Suite 1575

Southfield, Michigan 48034

(Name and Address of agent for service)

Registrant’s telephone number, including area code: (248) 353-0790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

KEYCO FUND, INC.

Table of Contents

EX-99.302CERT

EX-99.906CERT

Item 1. Annual Report to Shareholders.

KEYCO FUND, INC.

27777 Franklin Road - Suite 1575

Southfield, Michigan 48034

(248) 353-0790

November 25, 2025

To Our Shareholders:

Enclosed is the Annual Report of Keyco Fund, Inc. for the year ended September 30, 2025.

Municipal bond interest rates increased during 2024-25 resulting in a decrease in the value of the bonds as compared with the prior year end. The Fund added to its investment in an S&P 500 exchange-traded fund (ETF) which increased in value during the year. The year-end value of the Fund’s bond, equity and money market portfolio increased by $290,065 to $25,259,623, primarily caused by the increase in the value of the ETF offset by the decrease in the value of the bonds.

The Board of Directors, on November 13, 2025, declared dividends totaling $60 per share expected to be in excess of the Fund’s net investment income for the year ending September 30, 2026. Dividends will be paid quarterly on the last business day of January and the first business day of May, August and November ($15 per share per quarter).

In addition, the Board of Directors approved a resolution to increase the Fund’s purchases of the S&P 500 ETF up to a total market value of $10,000,000 (market value at September 30, 2025, $5,121,484) as long as the value of the tax-exempt bonds total at least 60% of the value of the total assets of the Fund.

An IRS Form 1099-DIV for 2025 will be issued to you in January 2026 reporting the tax-exempt dividends identified as exempt-interest dividends and the taxable (ordinary) and qualified portion of your dividends along with a tax-reporting letter.

The Annual Meeting of Shareholders of Keyco Fund, Inc. will be held on Tuesday, December 23, 2025, at 3:30 p.m. for electing Directors and ratifying the selection of Sanville & Company as our auditor. The meeting will be held by conference call. Please call 1-248-353-0790 for conference call dial in information.

Mark Schlussel and Steve Milgrom continue to serve as independent outside Directors with remuneration of $2,500 each per meeting. In addition, the Fund paid Tauber Enterprises, LLC $86,500 for the fiscal year ended September 30, 2025 for accounting, transfer agent, administrative and general office support services.

If you have any questions concerning the Fund or the enclosed information, please call me.

On behalf of the Board of Directors,

/s/ Joel D. Tauber

Joel D. Tauber

President

KEYCO FUND, INC.

Management’s Discussion of Fund Performance

For the Year Ended September 30, 2025

The Fund’s primary investment objective is to receive current interest income exempt from federal income taxes as is available from municipal bonds, consistent with prudent investment management and preservation of capital. Capital appreciation achieved through an investment in equity securities is a secondary objective of the Fund.

Net Investment Income

The Fund’s net investment income is primarily dependent upon interest rates at the times the bonds in the portfolio were purchased and dividend rates for its equity investment.

Net investment income for the year was $597,268 as compared with $620,495 last year. Of the $23,227 decrease, $10,877 was the result of an increase in dividend income, $32,627 was the result of a decrease in interest income and the other $1,477 was due to an increase in expenses. Holdings in bonds decreased during the year as more of the proceeds from bond calls were invested in the equity exchange-traded fund (ETF) than in bonds and the proceeds were also held in the money market fund for a longer period of time. As a result, dividend income increased and interest income declined.

Valuation of Securities and Net Asset Value

Because the municipal bonds in the Fund’s portfolio are not actively traded and market quotations are not readily available, the bonds are stated at fair value. The fair value for each bond is provided by the Fund’s custodian, who uses an evaluation methodology. The ETF is valued at the closing price reported by a third-party pricing vendor.

The Fund’s net asset value is calculated by subtracting the Fund’s liabilities from its assets. The valuation of the Fund’s most significant assets, its bond portfolio, is affected by market interest rates and maturity and call dates. When rates increase, the value of the bond portfolio decreases. When rates decrease, the value of the bond portfolio increases. Longer maturity dates magnify the effect of interest rate changes. At this time the Fund’s equity ETF holding comprises 20.2% of its investments.

The net asset value of the Fund was $25,362,484 at September 30, 2025, an increase of $251,851 from September 30, 2024. There was a significant increase in the value of the ETF. This was partially offset by a decrease in the value of the municipal bonds. Municipal bond interest rates at the end of the year were higher than the rates at the beginning of the year.

The weighted average maturity was 14 years, less than the prior year weighted average maturity of 15 years.

KEYCO FUND, INC.

Management’s Discussion of Fund Performance - continued

For the Year Ended September 30, 2025

Asset Allocation

Based on net asset value, the investment portfolio is allocated by state for the bonds with separate categories for the equity ETF and money market fund as follows:

Other

During the year six bonds were called or matured for total proceeds of $2,200,000. The Fund realized a gain of $2,809 on one of the bonds called.

Cash from these dispositions was reinvested in bonds maturing in 13 - 15 years ($339,527) and in the ETF ($833,786). Portfolio turnover was 5%.

KEYCO FUND, INC.

Management’s Discussion of Fund Performance - continued

For the Year Ended September 30, 2025

Return Summary

Average Annual Total Return for Periods Ended September 30, 2025

	1-Year	5-Year	10-Year
Keyco Fund, Inc.	4.0%	2.0%	2.8%
Bloomberg Municipal Bond Index*	1.4%	0.9%	2.4%

*The Bloomberg U.S. Municipal Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Index returns do not reflect any deduction for expenses or taxes.

Returns are derived from the net asset value of shares because the Fund is not traded over the counter or on an exchange.

Past performance does not guarantee futures results.

Returns in the table and chart do not reflect any taxes a shareholder might pay on fund distributions or sale of fund shares.

Dashed line:	Keyco Fund, Inc.
Solid line:	Bloomberg Municipal Bond Index

KEYCO FUND, INC.

Additional Information

September 30, 2025

OBTAINING QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT starting with the report for June 2020. Form N-PORT is available on the SEC’s web site at https://www.sec.gov. For a complete list of the Fund’s portfolio holdings, a copy of the Fund’s most recent quarterly holding report, semi-annual report, or annual report may be requested by writing Keyco Fund, Inc., 27777 Franklin Road, Suite 1575, Southfield, MI 48034.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Fund has adopted a policy to always “mirror vote” proxies. “Mirror vote” means voting “in the same proportion as the vote of all other holders of such security” as defined in Section 12(d)(1)E(iii)(aa) of the Investment Company Act of 1940.

If at any time, the fund management of an underlying fund in the Fund’s portfolio is not working in the best interests of the Fund’s shareholders, the Fund will liquidate their position in that fund. It is not the Fund’s intent to change or alter the management or policies of an underlying fund. The most effective way to voice the Fund’s concerns or displeasure with the management of a fund company is to simply not invest in their fund(s). The Fund will only invest in fund companies that the Fund feels will help to meet their investment objectives and, in turn, serve the needs of their shareholders.

The Fund has not voted any proxies.

Keyco Fund, Inc.

Financial Statements and Report of Independent Registered Public Accounting Firm

September 30, 2025

CONTENTS

Page(s)

Portfolio of Investments in Securities	8-12

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17-21

Report of Independent Registered Public Accounting Firm	22

Keyco Fund, Inc.

Portfolio of Investments in Securities

September 30, 2025

	Principal	Fair
Long-Term State and Municipal Obligations - 73.1%	Amount	Value

Michigan - 37.0%
Bangor Township, Michigan, School District, 5%, May 1, 2041 (Q-SBLF enhanced)	$110,000	$118,228
Byron Center, Michigan, Public Schools, 4%, May 1, 2039 (Q-SBLF enhanced)	200,000	200,814
Center Line, Michigan, Public Schools, 5%, May 1, 2042 (Q-SBLF enhanced)	500,000	516,340
Dansville, Michigan, Schools, 4%, May 1, 2042 (Q-SBLF enhanced)	250,000	249,698
Escanaba, Michigan, Area Public Schools, 3.25%, May 1, 2028 (Q-SBLF enhanced)	400,000	400,112
Fruitport, Michigan, Community Schools, 5%, May 1, 2043 (Q-SBLF enhanced)	500,000	507,925
Gibraltar, Michigan, School District, 5%, May 1, 2037 (Q-SBLF enhanced)	250,000	260,050
Godfrey-Lee, Michigan, Public Schools, 4%, May 1, 2043 (Q-SBLF enhanced)	250,000	236,485
Godfrey-Lee, Michigan, Public Schools, 4%, May 1, 2046 (Q-SBLF enhanced)	300,000	274,686
Hamilton, Michigan, Community Schools, 4%, November 1, 2046 (Q-SBLF enhanced)	180,000	169,839
Holt, Michigan, Public Schools, 4%, May 1, 2043 (Q-SBLF enhanced)	165,000	159,854
Jenison, Michigan, Public Schools, 4%, November 1, 2040 (Q-SBLF enhanced)	100,000	99,275
Kenowa Hills, Michigan, Public Schools, 4%, November 1, 2046 (Q-SBLF enhanced)	200,000	191,092
Lansing, Michigan, School District, 5%, May 1, 2042 (Q-SBLF enhanced)	200,000	209,446
Macomb Interceptor Drain, Drainage District, County of Macomb, Michigan, 4%, May 1, 2036	500,000	505,650
Manchester, Michigan, Community Schools, 5%, May 1, 2045 (Q-SBLF enhanced)	200,000	192,826
Michigan State Building Authority, Revenue, 4%, October 15, 2036	350,000	352,051
Michigan State Building Authority, Revenue, 4%, April 15, 2040 (Pre-refunded)	250,000	250,128
Michigan State Building Authority, Revenue, 5%, October 15, 2045 (Pre-refunded)	325,000	325,292
Michigan State Housing Development Authority, Rental Housing Revenue, Series A, 4.625%, October 1, 2039	500,000	500,120
Michigan State Trunk Line, 4%, November 15, 2037	100,000	101,128
Michigan State Trunk Line, 4%, November 15, 2046	350,000	323,842
Niles, Michigan, Community Schools, 4%, May 1, 2035 (Q-SBLF enhanced)	400,000	400,144
Ottawa County, Michigan, Building Authority, 4%, May 1, 2047	100,000	95,925
Paw Paw, Michigan, Public Schools, 4%, May 1, 2046 (Q-SBLF enhanced)	350,000	330,284
Pinckney, Michigan, Community Schools, 5%, May 1, 2035 (Q-SBLF enhanced)	500,000	503,535
Romeo, Michigan, Community Schools, 4%, May 1, 2045 (Q-SBLF enhanced)	100,000	94,196
Saginaw, Michigan, Water Supply System, Revenue, 4%, July 1, 2041 (AGM insured)	250,000	250,245
Southfield, Michigan, Public Schools, 5%, May 1 2046 (Q-SBLF enhanced)	200,000	206,656
University of Michigan, Revenue, 4%, April 1, 2043	250,000	250,453

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Portfolio Investments in Securities - Continued

September 30, 2025

	Principal	Fair
Long-Term State and Municipal Obligations - 73.1%	Amount	Value

Michigan (continued) - 37.0%
Walled Lake, Michigan, Consolidated School District, 5%, May 1, 2041 (Q-SBLF enhanced)	$200,000	$209,330
Warren, Michigan, Consolidated Schools District, 5%, May 1, 2038 (Q-SBLF enhanced)	250,000	261,372
Warren Woods, Michigan, Public Schools, 5%, May 1, 2037 (Q-SBLF enhanced)	250,000	256,002
Woodhaven-Brownstown, Michigan, School District, 5%, May 1, 2040 (Q-SBLF enhanced)	375,000	376,549
		9,379,572
Arizona - 0.9%
Arizona Board of Regents, University of Arizona System, Revenue, 4%, June 1, 2045	250,000	233,333

Colorado - 0.5%
Weld County, Weld County School District No. 6, 4%, December 1, 2045
(School District Intercept Program guarantee)	125,000	119,406

District of Columbia - 0.9%
District of Columbia, Income Tax Secured Revenue, 4%, May 1, 2045	250,000	234,940

Florida - 0.8%
Florida State Board of Education, Public Education, Capital Outlay, 2018, Series B, 4%, June 1, 2044 (Pre-refunded)	200,000	208,046

Georgia - 1.6%
Georgia State Housing and Finance Authority, 3.45%, December 1, 2032	405,000	405,085

Hawaii - 2.8%
Honolulu, Hawaii, City and County Water System, Revenue, 4%, July 1, 2047	200,000	193,616
Hawaii State, Series FG, 4%, October 1, 2036	500,000	501,735
		695,351
Illinois - 1.8%
Rock Island County, Illinois, Public Building Revenue, 4%, December 1, 2045	475,000	457,396

Indiana - 1.8%
Greater Clark Building Corporation, Indiana, First Mortgage, Series 2018, 4%, January 15, 2038	455,000	458,171

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Portfolio Investments in Securities - Continued

September 30, 2025

	Principal	Fair
Long-Term State and Municipal Obligations - 73.1%	Amount	Value

Maine - 0.6%
Maine State Housing Authority, Mortgage Purchase, 2018 Series B, 3.75%, November 15, 2038	$155,000	$151,646

Minnesota - 0.4%
Rochester, Minnesota, Health Care Facilities, Revenue, 4%, November 15, 2039	100,000	100,783

Nevada - 1.0%
Clark County, Nevada, General Obligation (Limited Tax) Park Improvement, Series 2018, 4%, December 1, 2038	250,000	251,315

New Hampshire - 3.5%
New Hampshire Municipal Bond Bank, 2016 Series D, 4%, August 15, 2039	875,000	875,586

New York - 9.1%
New York, New York City, Transitional Finance Authority, Revenue, 4%, Fiscal 2017, August 1, 2035	275,000	275,795
New York, New York City, Transitional Finance Authority, Revenue, 4%, Fiscal 2017, August 1, 2037	250,000	250,275
New York, New York City, Transitional Finance Authority, Revenue, 4%, Fiscal 2017, August 1, 2041	335,000	325,409
New York, New York City, Transitional Finance Authority, Revenue, 4%, Fiscal 2019, August 1, 2041	140,000	135,678
New York, New York City, Transitional Finance Authority, Building Aid, Revenue, 4%, July 15, 2040	250,000	245,953
New York, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue, Fiscal 2016 Subseries CC-1, 4%, June 15, 2038	75,000	75,059
New York State Dormitory Authority, State Personal Income Tax Revenue, 4%, February 15, 2037	50,000	50,081
New York State Dormitory Authority, State Personal Income Tax Revenue, Series 2018A, 4%, March 15, 2043	300,000	282,750
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water, 4%, June 15, 2046	500,000	466,775
New York State Mortgage Agency, 3.1%, April 1, 2028	200,000	200,018
		2,307,793

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Portfolio Investments in Securities - Continued

September 30, 2025

	Principal	Fair
Long-Term State and Municipal Obligations - 73.1%	Amount	Value

North Dakota - 0.4%
Fargo, North Dakota, Refunding Improvement, 4%, May 1, 2042	$100,000	$98,157

Ohio - 1.3%
Fairborn, Ohio, City School District, 4%, December 1, 2043	345,000	334,115

Pennsylvania - 0.8%
West View, Pennsylvania, Water Authority, Revenue, 4%, November 15, 2039	200,000	200,226

Tennessee - 1.3%
Knoxville, Tennessee, Wastewater System, 4%, April 1, 2044	350,000	338,247

Texas - 5.8%
El Paso, Texas, Water and Sewer, Revenue, 4%, March 1, 2039	250,000	248,233
Forney, Texas, Independent School District, 5%, August 15, 2039 (Texas Permanent School Fund guarantee)	450,000	481,369
Splendora, Texas, Independent School District, 4.1%, February 15, 2048 (Texas Permanent School Fund guarantee)	125,000	118,441
University of Houston, Texas, Revenue, 3%, February 15, 2028	340,000	340,054
Van Alstyne, Texas, Independent School District, 4%, February 15, 2043 (Texas Permanent School Fund guarantee)	120,000	116,676
Waco, Texas, 3.125%, February 1, 2036	180,000	171,081
		1,475,854

Washington - 0.8%
Washington State, Various Purpose, 5%, February 1, 2040	195,000	205,099

Total long-term state and municipal obligations
(Cost $19,068,759) - 73.1%		18,530,121

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Portfolio Investments in Securities - Continued

September 30, 2025

		Fair
	Shares	Value

Exchange-Traded Fund - 20.2%
iShares Core S&P 500 ETF (Cost $3,585,729)	7,652	$5,121,484

Money Market Fund - 6.3%
Goldman Sachs Financial Square Government Fund, Institutional Shares, 3.82%*
(Cost $1,608,018)	1,608,018	1,608,018

Total investments (Cost $24,262,506) - 99.6%		25,259,623

Other assets less liabilities, net - 0.4%		102,861

Net assets (100%)		$25,362,484

*  Seven-day yield.

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Statement of Assets and Liabilities

September 30, 2025

Assets
Investments in securities, at fair value (cost $24,262,506)	$25,259,623
Cash	17,495
Interest and dividend receivable	273,247
Total assets	25,550,365

Liabilities
Accrued expenses	5,793
Dividends payable	182,088
Total liabilities	187,881
Net Assets	$25,362,484

Net Assets consist of:
Paid-in capital	$754,004
Total distributable earnings	24,608,480
Net Assets	$25,362,484

Capital stock shares issued and outstanding
($2.04 par value, 29,411 shares authorized)	12,390

Net Asset Value per share	$2,047.01

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Statement of Operations

For the Year Ended September 30, 2025

Interest income		$675,318
Dividend income		83,255
Total investment income		758,573

Expenses
Administration fees (Note 5)	$86,500
Professional fees	37,283
Custodial fee	12,631
Directors' fees	10,000
Insurance	796
Regulatory filing services	13,721
Miscellaneous	374
Total expenses		161,305
Net investment income		597,268

Realized and unrealized gain on investments
Realized gain on investments		2,809
Net change in unrealized appreciation of investments		378,774
Net realized and unrealized gain on investments		381,583

Net increase in net assets resulting from operations		$978,851

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Statements of Changes in Net Assets

For the Years Ended September 30,

	2025	2024
Increase in net assets from operations
Net investment income	$597,268	$620,495
Net realized gain on investments	2,809	3,723
Changes in unrealized appreciation of investments	378,774	2,286,875
Net increase in net assets resulting from operations	978,851	2,911,093

Distributions to shareholders
From net investment income*	(727,000)	(680,000)

Total increase in net assets	251,851	2,231,093

Net Assets
Beginning of year	25,110,633	22,879,540
End of year	$25,362,484	$25,110,633

*	Distributions from net investment income for 2025 includes $129,732 from prior earnings, all of which is from previously taxed income.

Distributions from net investment income for 2024 includes $59,505 from prior earnings, all of which is from previously taxed income.

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Financial Highlights

	For the years ended September 30,
	2025	2024	2023	2022	2021
Per share operating performance

Net asset value, beginning of year	$2,026.69	$1,846.61	$1,860.88	$2,113.20	$2,133.69

Net investment income	48.20	50.08	49.43	44.20	51.63
Net realized and unrealized gain (loss) on investments	30.80	184.88	(7.47)	(239.21)	(20.49)
Total from investment operations	79.00	234.96	41.96	(195.01)	31.14

Less distributions from
Net investment income*	(58.68)	(54.88)	(56.23)	(57.31)	(51.63)

Net asset value, end of year	$2,047.01	$2,026.69	$1,846.61	$1,860.88	$2,113.20

Total return per share net asset value (a)	4.0%	12.8%	2.2%	-9.3%	1.5%

Ratios and supplemental data

Net assets, end of period (in 000s)	$25,362	$25,111	$22,880	$23,056	$26,183
Ratio of net investment income to average net assets	2.4%	2.5%	2.6%	2.2%	2.4%
Ratio of expenses to average net assets	0.6%	0.7%	0.7%	0.6%	0.5%
Portfolio turnover rate	4.9%	7.5%	11.8%	15.4%	14.7%

*	Distributions from net investment income for 2025 includes $10.47 from prior earnings, all of which is from previously taxed income.

Distributions from net investment income for 2024 includes $4.80 from prior earnings, all of which  is from previously taxed income.

Distributions from net investment income for 2023 includes $6.80 from prior earnings, all of which  is from previously taxed income.

Distributions from net investment income for 2022 includes $13.11 from prior earnings of which $10.72 is from previously taxed income.

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund if there were reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Keyco Fund, Inc.

Notes to Financial Statements

September 30, 2025

1.	Organization

Keyco Fund, Inc. (the “Fund”) has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund was formerly known as Keyco Bond Fund, Inc. and changed its name on March 1, 2024 to Keyco Fund, Inc. The Fund became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The Fund’s primary investment objective is to receive current interest income exempt from federal income taxes as is available from municipal bonds, consistent with prudent investment management and preservation of capital, and capital appreciation achieved through an investment in equity securities will be a secondary objective.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuations

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available. In the unlikely event that the entity that provides custodial services for the Fund is unable to value one or more bonds in the portfolio and an alternate resource is used for pricing, the Board is to be notified at its next regularly scheduled meeting.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. generally accepted accounting principles (GAAP) establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, yield curves, implied volatilities, credit spreads and market-corroborated inputs.

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Keyco Fund, Inc.

Notes to Financial Statements – Continued

September 30, 2025

2.	Significant Accounting Policies – Continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Fair Value Measurements

The fair value of the long-term state and municipal obligations is estimated using various techniques which may include information from actual trades for active issues. Evaluations are also based on reviews of current economic conditions, trading levels, spread relationships and the slope of the yield curve. Evaluations are also adjusted for various attributes such as discounts, premiums, credit, use of proceeds and callability. To the extent that the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Equity securities including exchange-traded funds for which market quotations are readily available are valued at the closing price as supplied by a third-party pricing vendor on the primary exchange on which they are traded. Money market funds are valued at their net asset value per share. Both are categorized as Level 1 in the hierarchy.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	Securities
	Level 1	Level 2	Level 3	Fair Value
Long-term state and municipal obligations**	$—	$18,530,121	$—	$18,530,121
Exchange-traded fund **	5,121,484	—	—	5,121,484
Money market fund	1,608,018	—	—	1,608,018
Total	$6,729,502	$18,530,121	$—	$25,259,623

The Fund did not hold any Level 3 assets during the year ended September 30, 2025. It is the Fund’s policy to recognize transfers into and out of Levels at the end of the reporting period.

**	Refer to Portfolio of Investments in Securities for breakdown of municipal bonds and the exchange-traded fund held by the Fund.

Keyco Fund, Inc.

Notes to Financial Statements – Continued

September 30, 2025

2.	Significant Accounting Policies – Continued

Income Taxes

Federal Income Taxes

It is the Fund’s intention to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The cost of securities for federal income tax purposes is expected to approximate the cost for financial statement purposes. At September 30, 2025, the unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

Gross unrealized appreciation	$1,560,725
Gross unrealized depreciation	(563,608)
Net unrealized appreciation	$997,117
Cost of investment securities including short-term investments	$24,262,506

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Retained earnings prior to July 1, 1979	$23,617,913
Long-term capital loss carryforward	(6,550)
Net unrealized appreciation	997,117
Total distributable earnings	$24,608,480

The Fund utilized $2,809 of its capital loss carryforward during the year ended September 30, 2025. The remaining capital loss carryforward of $6,550 at September 30, 2025 qualifies to be carried forward for an unlimited period and will be used to offset any capital gains realized by the Fund in future years. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid was as follows:

	September 30,	September 30,
	2025	2024
Tax-exempt income	$531,717	$562,942
Ordinary income	195,283	117,058
	$727,000	$680,000

Keyco Fund, Inc.

Notes to Financial Statements – Continued

September 30, 2025

2.	Significant Accounting Policies – Continued

Income Taxes (continued)

The Fund’s management has reviewed all open tax years for federal tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. There are no unrecognized tax benefits in the financial statements for September 30, 2025. The Fund’s tax returns are subject to examination for federal purposes for the open tax years (2022-2024) and for the tax return to be filed for 2025. The Fund has not been subject to interest and/or penalties on its tax return filings. The Fund identifies its major tax jurisdictions as the U.S. federal government and the State of Michigan.

Security Transactions and Related Income

The Fund follows industry practice and records security transactions on the trade date. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the constant yield method. Dividend income is recorded on the ex-dividend date.

Use of Estimates

The preparation of financial statements in conformity with GAAP principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Purchases and Dispositions of Securities

The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $1,173,313 and $2,200,000, respectively, for the year ended September 30, 2025.

4.	Portfolio Management

The Fund does not retain the services of an investment advisor or a third-party portfolio manager. The Fund, acting through its officers and with the review provided by the Board of Directors, makes investment decisions internally.

5.	Related Party Transactions

Administration fees incurred include $86,500 for accounting, transfer agent, administrative and general office support services provided by Tauber Enterprises, LLC, an entity owned by an officer of the Fund. The agreement is reviewed and renewed annually by the Fund’s Directors.

Keyco Fund, Inc.

Notes to Financial Statements – Continued

September 30, 2025

6.	Risks and Uncertainties

The Fund invests primarily in municipal bonds and to a lesser extent in equity securities through exchange-traded funds and/or mutual funds. Municipal bonds are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with investments in municipal bonds, it is possible that changes in the values of the bonds could occur in the near term and that such changes could materially affect the amounts reported in the Statement of Assets and Liabilities. The ability of issuers of debt instruments held by the Fund to meet their obligations may also be affected by economic and political developments in a specific state or region. Based on its major holdings of bonds of Michigan issuers, the Fund is more exposed to risks of the State’s major industries such as automotive, manufacturing and related industries. Equity securities are also exposed to risks based on economic and/or market conditions. Due to the level of risk associated with equity investments, it is possible that changes in the value of those securities could occur in the near term and that such changes could materially affect the amounts reported in the Statement of Assets and Liabilities.

7.	Capital Share Transactions

There were no transactions in capital stock for the years ended September 30, 2025 and 2024.

8.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events through the date these financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of the Keyco Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Keyco Fund, Inc. (the “Fund”), including the portfolio of investments in securities, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of September 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion

We have served as the Fund’s auditor since 2015.
Huntingdon Valley, Pennsylvania
November 13, 2025

DIRECTORS AND OFFICERS

Following are the directors and officers of the registrant together with a brief description of their principal occupations during the past five years or, in some cases, more than five years. Each director and officer is elected for a one-year term. Mr. Tauber is the father of Ms. Horing. Mr. Purther, Ms. Horing and Mr. Pullman are cousins. The registrant is the only fund in the fund complex. The address for each director and officer is in care of the Company at 27777 Franklin Road, Suite 1575, Southfield, Michigan 48034.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years and Other Directorships Held by Director

INDEPENDENT DIRECTORS

Mark E. Schlussel, 84	Director	One year term Director since 1979	Executive Chairman and Legal Counsel, ArtiMed Inc. (a medical insurance analytics company) since March 2022; Chief Executive Officer, Total Life Concierge doing business as Curus Healthcare Management (a health care management firm) since January 2016. Partner in the firm Schlussel & Schefman, attorneys since April 2004.

Steve Milgrom 70	Director	One year term Director since 2014	Solo practitioner of law with Law Offices of Steve Milgrom focusing on federal income taxation and real estate matters since 2009.

INTERESTED DIRECTORS AND OFFICERS*

Thomas E. Purther, 60	Director, Secretary	One year term Director since 1994	Chairman and CEO of Cambridge Investors, LLC, real estate acquisition and private equity firm since June 2000; Chief Executive Officer of Cambridge Fitness Holdings, LLC (previously named Cambridge Fitness, LLC), an operator of fitness centers in Michigan and Ohio since October 2010; Chief Executive Officer of Cambridge Goods, LLC (an operator and developer of American Freight stores in Michigan) September 2022 to June 2025.

DIRECTORS AND OFFICERS - continued

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years and Other Directorships Held by Director

Ellen T. Horing, 63	Director, Treasurer	One year term Director since 1995

Portfolio manager of Highgate Partners, L.P., an investment partnership since January 1993; portfolio advisor and partner, Stamos Capital (formerly Sterling Stamos Capital Management, LP and SP Capital Management, LP) January 2003 to December 2004 and reduced interest limited partner in Stamos Capital from December 2004 to July 2007.

Michael Pullman, 41	Director	One year term Director since 2009	Principal at Scenic Investments Colorado Fitness, LLC from July 2011 to present; acquisitions associate (previously acquisitions analyst) for DLC Management from July 2006 to July 2011.

Joel D. Tauber, 90	President	One year term President since October 1995	Manufacturing executive, business consultant and investor since prior to 1999; Co-Manager of NK Management, LLC from January 2009 to July 2020.

*Mr. Purther, Ms. Horing, Mr. Pullman and Mr. Tauber are considered “interested persons” as defined in the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Fund’s common stock and/or the immediate family member of any of the foregoing.

Keyco Fund, Inc.

Supplemental Information

September 30, 2025

In the information below, the Fund is also referred to as the “Company”.

Investment Objective

The Company’s primary investment objective is to receive current interest income exempt from federal income taxes as is available from Municipal Bonds (defined below) and as is consistent with prudent investment management and preservation of capital, and capital appreciation achieved through an investment in equity securities will be a secondary objective of the Company.

The Company defines Municipal Bonds as debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, their respective political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax in the opinion of bond counsel for the issuers.

Investment Policies

The Company’s investment strategy focuses primarily on Municipal Bonds to generate tax-exempt income and secondarily on equity securities (common and preferred stocks) of domestically traded issuers. The Company executes the equity aspect of its investment strategy through low-cost mutual funds and/or exchange-traded-funds (“ETFs”) that follow an index-based (e.g., S&P 500 index) or theme-based strategy (e.g., large cap, mid cap, or small cap companies).

The following are fundamental investment policies of the Company.

(1)	The Company does not intend to issue any senior securities.

(2)	The Company will not sell securities short, purchase securities on margin, or write put or call options.

(3)	The Company will not borrow money except that as a temporary measure for extraordinary purposes, it may borrow from banks to meet operating expenses, on a secured or unsecured basis, an amount not in excess of 5% of its total assets at the time of such borrowing.

(4)	The Company will not underwrite securities of issuers, nor will it purchase restricted securities of other issuers (securities which, if later publicly offered or sold by the Company would require registration under the Securities Act of 1933) unless the issuer thereof has agreed in writing to pay all costs associated with the registration of such restricted securities under such Act.

(5)	The Company will not invest more than 25% of its total assets in any particular industry or industries (governments and political subdivisions of governments that issue Municipal Bonds are not considered to be members of any industry).

(6)	The Company will not engage in the purchase or sale of interests in real estate, real estate mortgage loans or real estate investment trusts, except for investments in Municipal Bonds secured by real estate or interests therein.

(7)	The Company will not engage in the purchase or sale of commodities, commodity contracts, or futures contracts in a commodity contract or other futures market.

(8)	The Company will not engage in the making of loans except through the purchase of Municipal Bonds, or the deposit of monies with financial institutions insured by an agency of the United States government.

Supplemental Information – continued

September 30, 2025

If any percentage limitation expressed in the foregoing fundamental policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of assets will not result in a violation of the policy.

Investment Risks

Municipal Securities Risk.

Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Issuers in a state, territory, commonwealth or possession in which the Company invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Company’s shares will be negatively impacted to the extent it invests in such securities. The risk of investing in the Company is directly correlated to the Company’s investment exposures. Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities) financial, economic or other condition and prospects.

While the Company invests in Municipal Bonds issued by issuers in many states, the Company invests a significant portion of its investments in Municipal Bonds issued by the State of Michigan and its local jurisdictions. Although Michigan has diversified its commercial activities, the State’s economy is still heavily dependent on certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the State and possibly the Company’s investments in Michigan Municipal Bonds.

Supplemental Information – continued

September 30, 2025

Common Stock Risk

Equity securities generally fluctuate in value more than bonds. Prices of equity securities are more likely to be affected by poor economic or market conditions. The value of common stocks may decline due to general weakness or volatility in the stock markets in which the Company invests or because of factors that affect a particular company or industry. Equity securities hold the most junior position in an issuer’s capital structure and will be subordinate to the debt securities and other indebtedness of the company issuing such equity securities. After repaying senior security holders, the company may not have any remaining assets to use for satisfying equity holders.

Preferred Stock Risk

The value of preferred stocks will tend to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly than common stock prices.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization (less than $4 billion) and mid-capitalization ($4 to $10 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

ETFs Risk

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium to market price if there is a limited market in such shares. ETFs are subject to brokerage and/or other trading costs, which could result in greater expenses to the Company. Also, ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Company. Because the value of ETF shares depends on the demand in the market, the Company may not be able to liquidate holdings at the most optimal time, adversely affecting performance. If the Company invests a significant portion of its assets in ETFs offered by one ETF sponsor, the Company could be exposed to additional risks and losses if the sponsor’s ETFs fall out of favor in the marketplace and trading volumes cause the ETF’s market prices to decline.

Mutual Fund Risk

Investments in mutual funds involve duplication of investment advisory fees and certain other expenses. Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. The manager of a mutual fund may not be successful in implementing its strategy.

Item 2. Code of Ethics.

As of September 30, 2025, the registrant had adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether such individuals are employed by the registrant or a third-party. A copy of the registrant’s Code of Ethics is available to shareholders upon request. If you would like to receive a copy, please contact Keyco Fund, Inc. at 27777 Franklin Road, Suite 1575, Southfield, Michigan 48034 and one will be sent, without charge, by first-class mail.

There have been no amendments to the registrant’s code of ethics during the past year. No waivers have been granted under a provision of the code of ethics during the past year.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that the registrant does not currently have a member serving on its Board of Directors that meets the definition of an “audit committee financial expert” as defined in the instructions to this Form N-CSR.

Although each member of the registrant's Board of Directors has one or more of the attributes required in order for such person to be determined to be an audit committee financial expert, no member has all of such required attributes. The Directors reviewed the attributes, education, and experience of each member of the registrant's Board of Directors, the nature of the accounting principles applicable to the registrant, and the registrant's underlying internal controls and reporting mechanisms and determined that the members of the registrant's Board of Directors, as a group, have the experience and education necessary to perform the audit committee's responsibilities, including with respect to the evaluation of the financial statements of the registrant. In addition, the Directors determined that the Board has the resources and authority necessary to discharge its responsibilities, including the authority to retain at any time independent counsel and other advisers and experts.

Item 4. Principal Accountant Fees and Services.

Information is contained under the caption “Fees of Independent Registered Public Accountants” in the registrant’s Proxy Statement dated November 25, 2025 and is incorporated herein by reference.

The registrant's Board of Directors pre-approves all audit and permissible non-audit services rendered to the registrant.

The registrant’s auditor does not have a branch or office located in a foreign jurisdiction. Therefore, documentation is not applicable.

The registrant is not a foreign issuer. Therefore, disclosures are not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant’s shares are not listed for trading on a national securities exchange.

Item 6. Investments.

The schedule of investments is included as part of the Report to Shareholders filed under Item 1 hereof.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable as registrant is a closed-end management investment company.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable as registrant is a closed-end management investment company.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable as registrant is a closed-end management investment company.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable as registrant is a closed-end management investment company.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable as registrant does not have a contract with an outside investment adviser.

The Board of Directors has authorized the officers of the registrant with review provided by the interested directors to make investment decisions internally. The Board’s decision was made after careful deliberation and was based on several factors including the following:

i.	The registrant’s investment objectives are relatively clear-cut and uncomplicated.

ii.	There is relatively low turn-over in investment securities and the Board has been able to closely monitor the investment activity of the registrant.

iii.	The fees charged by potential third-part investment advisers were relatively high, and in light of the net benefit to be provided to the registrant, unacceptable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund, Inc. has adopted a policy to always “mirror vote” proxies. “Mirror vote” means voting “in the same proportion as the vote of all other holders of such security” as defined in Section 12(d)(1)E(iii)(aa) of the Investment Company Act of 1940.

If at any time, the fund management of an underlying fund in the Fund’s portfolio is not working in the best interests of the Fund’s shareholders, the Fund will liquidate their position in that fund. It is not the Fund’s intent to change or alter the management or policies of an underlying fund. The most effective way to voice the Fund’s concerns or displeasure with the management of a fund company is to simply not invest in their fund(s). The Fund will only invest in fund companies that the Fund feels will help to meet their investment objectives and, in turn, serve the needs of their shareholders.

The Fund has not voted any proxies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager: Joel D. Tauber, President of the registrant since 1995, has primary responsibility for the day-to-day management of the Fund’s portfolio. He has served as a manufacturing executive, business consultant and investor since prior to 1999. Following is a report of the number and types of other accounts managed by Mr. Tauber and the assets under management in those accounts:

Registered investment companies	None
Other pooled investment vehicles	None

Other accounts:

Mr. Tauber has been managing officer of several limited liability companies which invest directly or indirectly in operating businesses and which may also invest in other investment partnerships and/or marketable securities. The value of the total assets held by each of these limited liability companies is not available because most of the investments held by these entities do not have readily available market values.

Mr. Tauber has not received any advisory fees which are based on the performance of the investments in these limited liability companies.

Conflicts of Interest: While it has been possible for a limited liability company of which Mr. Tauber has been a managing officer to invest directly in individual municipal bonds, these companies have not done so. It is more likely that, if these entities chose to invest in municipal bonds, they would do so through some type of investment where they would not control or have any influence on which municipal bonds are purchased.

Since Mr. Tauber received no advisory fee which is based on the performance of any of the accounts of these companies, no potential conflict of interest exists with regard to advisory fees.

The registrant has adopted a Code of Ethics and obtains the quarterly transactions and annual holdings of Mr. Tauber and the accounts over which he has signature authority to review the transactions and holdings for possible conflicts of interest.

Compensation: Mr. Tauber receives no compensation for his services to the registrant.

Valuation of Ownership: The value of the registrant’s shares beneficially owned by Mr. Tauber is over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases by or on behalf of the registrant or any “affiliated purchaser” of shares of the registrant’s equity securities during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a)       Based on their evaluation of registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), within 90 days prior to the filing of this report, the registrant’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)       There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, including no significant deficiencies or material weaknesses that required corrective action.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)   Not applicable.

(a)(2)   Not applicable.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)       Not applicable.

Item 18. Recovery of Erroneously Award Compensation.

(a)       Not applicable because registrant was not required to prepare an accounting restatement.

(b)       Not applicable because registrant was not required to prepare an accounting restatement.

Item 19. Exhibits.

(a)(1)   Not applicable.

(a)(2)    Not applicable.

(a)(3)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYCO FUND, INC.

By:	/s/ Joel D. Tauber
Joel D. Tauber, President

Date:	November 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joel D. Tauber
Joel D. Tauber, President

By:	/s/ Ellen T. Horing
Ellen T. Horing, Treasurer

Date:	November 25, 2025

EXHIBIT INDEX

Exhibit No.	Description

EX.99.302CERT (a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

EX.99.906CERT (b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.